                            Schedule 14A Information
                                 (Rule 14A-101)
                     Information Required in Proxy Statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   Salomon Brothers Variable Series Funds Inc

                (Name of Registrant as Specified In Its Charter)

Payment  of Filing Fee (check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         _______________________________________________________________________


     (2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________________


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         _______________________________________________________________________


     (4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________________


     (5) Total fee paid:

         _______________________________________________________________________

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         _______________________________________________________________________


     (2) Form, Schedule or Registration Statement No.:

         _______________________________________________________________________



     (3) Filing Party:

         _______________________________________________________________________


     (4) Date Filed:

         _______________________________________________________________________

                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                    Salomon Brothers Variable Capital Fund
                Salomon Brothers Variable High Yield Bond Fund
                   Salomon Brothers Variable Investors Fund
                Salomon Brothers Variable Large Cap Growth Fund
                Salomon Brothers Variable Small Cap Growth Fund
                 Salomon Brothers Variable Strategic Bond Fund
                  Salomon Brothers Variable Total Return Fund

                               125 Broad Street
                           New York, New York 10004

                                                                 March 14, 2003

Dear Valued Contract Owner/Participant:

   A Special Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc will be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor, Conference Room, on Friday, April 11, 2003, at 3:00 p.m.

   At the Meeting, you will be asked to vote on reclassifying the investment objective(s) of each of the Funds from fundamental to non-fundamental, which management believes will provide for efficiencies and flexibility in the administration of the Funds. For certain Funds, you will be asked to vote on changing the investment objectives.

   If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone, facsimile or over the Internet. Instructions for telephone, facsimile and Internet voting are enclosed.

   Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided OR by following the enclosed instructions to vote by telephone, facsimile or over the Internet.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call us at 1-800-SALOMON or your Insurance Company.

   Thank you for your participation in the Meeting.

                           Sincerely,

                           /s/ R. Jay Gerken
                           R. Jay Gerken
                           Chairman and President

                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                    Salomon Brothers Variable Capital Fund
                Salomon Brothers Variable High Yield Bond Fund
                   Salomon Brothers Variable Investors Fund
                Salomon Brothers Variable Large Cap Growth Fund
                Salomon Brothers Variable Small Cap Growth Fund
                 Salomon Brothers Variable Strategic Bond Fund
                  Salomon Brothers Variable Total Return Fund

                               125 Broad Street
                           New York, New York 10004

                         Question & Answer Supplement

   This Question & Answer Supplement is intended to briefly summarize for you the information contained in the attached Proxy Statement. For more detailed information about the items to be voted on and instructions on how you can vote, please refer to the Proxy Statement and accompanying materials. No matter how many shares you own, your timely vote is very important! Please vote today by completing and mailing the enclosed proxy card or by voting via telephone, facsimile or the Internet! Thank you in advance for your vote.

When and where is the Meeting?

   A Special Meeting of Stockholders will be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor, Conference Room, on Friday,
April 11, 2003, at 3:00 p.m.

Do I have to attend the Meeting in order to vote?

   No. You do not have to attend the Meeting in order to cast your vote. You may vote by completing and mailing the proxy card that accompanies these proxy materials, by telephone, by facsimile, or over the Internet. Please see the instructions included in the proxy mailing for details on how to vote. Your timely vote is important!!

Has the Board of Directors of the Company considered the matters to be voted upon?

   The Board of Directors has considered each matter and has unanimously recommended that you vote in favor of each proposal to be voted on at the Meeting.

What proposals am I being asked to vote on?

PROPOSAL 1.  For Salomon Brothers Variable High Yield Bond Fund and Salomon
             Brothers Variable Strategic Bond Fund, the approval of a change in each Fund's investment objectives.

   The proposal seeks to change the investment objectives of each of Salomon Brothers Variable High Yield Bond Fund and Salomon Brothers Variable Strategic Bond Fund. The proposed new investment objective for each is "to maximize total return, consistent with the preservation of capital." Currently, the investment objectives of the Funds emphasize current income. The change will give Salomon Brothers Asset Management Inc, the investment manager for the Funds, the additional flexibility to take advantage of opportunities to invest for potential capital appreciation instead of focusing primarily on the current income potential of the investment. Because the investment objectives of each of the Funds is a fundamental policy, it cannot be changed without stockholder approval.

PROPOSAL 2.  For each Fund, the approval of the reclassification of the investment objective(s) from a fundamental to a non-fundamental policy.

   A "fundamental policy" is an investment objective, policy or restriction that can be changed only by a vote of both the Directors and the stockholders. Each Fund's investment objective(s) was adopted as a fundamental policy and, therefore, may be changed only by a vote of Fund stockholders. There is, however, no requirement that a Fund's investment objective be a fundamental policy. In order to respond more quickly to market or regulatory changes, without the costs, expense and time delay associated with a stockholder meeting, it is proposed that each Fund reclassify its investment objective(s) as a non-fundamental policy. If the proposal is approved, the Directors will have the authority to approve any future change to a Funds' investment objective(s) and stockholders will receive notice of the change. No Fund has any present intention to change its investment objective(s) except as set forth in the Proxy Statement.

PROPOSAL 3.  Any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

   At this time, there is no other business.

   This Question & Answer Supplement is intended to provide only a brief summary of the matters to be voted on at the Special Meeting of Stockholders. Please refer to the attached Proxy Statement, which contains more detailed information to help you reach an informed decision on how to vote. We urge you to vote promptly in order to avoid the Company having to incur the additional costs associated with a second proxy solicitation.

                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                    Salomon Brothers Variable Capital Fund
                Salomon Brothers Variable High Yield Bond Fund
                   Salomon Brothers Variable Investors Fund
                Salomon Brothers Variable Large Cap Growth Fund
                Salomon Brothers Variable Small Cap Growth Fund
                 Salomon Brothers Variable Strategic Bond Fund
                  Salomon Brothers Variable Total Return Fund

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                                 March 14, 2003

   Please take notice that a Special Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc (the "Company") will be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor, Conference Room, on Friday, April 11, 2003 at 3:00 p.m., for the purpose of considering and voting upon:

    1. For Salomon Brothers Variable High Yield Bond Fund and Salomon Brothers Variable Strategic Bond Fund, the approval of a change in each Fund's investment objectives (Proposal 1);

    2. For each Fund, the approval of the reclassification of the investment objective(s) from a fundamental to a non-fundamental policy
       (Proposal 2); and

    3. Any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

   Shares of the Company have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "Variable Contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the Proposals. You, as an owner of a Variable Contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Company that are attributable to your Variable Contract. The separate accounts will vote all their shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form by which the Contract Owner instructs the voting of the Company shares attributable to his or her Variable Contract.

   The close of business on March 10, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special

Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. Contract Owners of record on March 10, 2003 have the right to instruct their Insurance Company how to vote the shares that are attributable to their Variable Contracts.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call your Insurance Company or 1-800-SALOMON.

                           By Order of the Board of Directors,

                           Christina T. Sydor
                           Secretary

  ----------------------------------------------------------------------------
  TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION,
  WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or vote by telephone, facsimile or over the Internet, no matter how large or small your holdings may be.
  ----------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

    3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

 Registration                                             Valid Signature
 ------------                                             ---------------
 Corporate Accounts
   (1) ABC Corp.................................... ABC Corp. (by John Doe,
                                                    Treasurer)
   (2) ABC Corp.................................... John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer........... John Doe
   (4) ABC Corp. Profit Sharing Plan............... John Doe, Trustee

 Trust Accounts
   (1) ABC Trust................................... Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78......... John Doe

 Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
       UGMA........................................ John B. Smith
   (2) John B. Smith............................... John B. Smith, Jr. Executor

--------------------------------------------------------------------------------
Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND
RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-
PAID RETURN ENVELOPE. For more information, please call your
Insurance Company or 1-800 SALOMON. If you prefer, you can vote by telephone, by facsimile or over the Internet by using the information located on your proxy card. The Company may also solicit proxies from stockholders by letter and/or telephone. Voting by telephone, by facsimile or over the Internet will reduce the time and costs associated with the proxy solicitation. When the Company records proxies by telephone or over the Internet, it will use procedures designed to (i) authenticate stockholders' identities, (ii) allow stockholders to authorize the voting of their shares in accordance with their instructions, and (iii) confirm that their instructions have been properly recorded.
--------------------------------------------------------------------------------

                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                    Salomon Brothers Variable Capital Fund
                Salomon Brothers Variable High Yield Bond Fund
                   Salomon Brothers Variable Investors Fund
                Salomon Brothers Variable Large Cap Growth Fund
                Salomon Brothers Variable Small Cap Growth Fund
                 Salomon Brothers Variable Strategic Bond Fund
                  Salomon Brothers Variable Total Return Fund

                                ---------------
                                PROXY STATEMENT

                                ---------------

   This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Salomon Brothers Variable Series Funds Inc (the "Company") for use at a special meeting of stockholders of the Company and any adjournment(s) or postponement(s) thereof (the "Meeting"). The Meeting will be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor, Conference Room, on Friday, April 11, 2003, at 3:00 p.m. for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

   Shares of the Company have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "Variable Contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve each of the proposals set forth below (each, a "Proposal" and collectively, the "Proposals"). You, as an owner of a Variable Contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Company that are attributable to your Variable Contract.

   This proxy statement, the Notice of Special Meeting of Stockholders and the accompanying proxy card (also serving as the voting instruction form) are being mailed to Contract Owners as of the close of business on March 10, 2003 (the "Record Date"). The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies then will vote all of the Company's shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxy cards that are properly executed and returned but that have no voting designation will be voted "FOR" each of the Proposals. Only Company stockholders as of the Record Date will be entitled to notice of and to vote at the

Meeting. Each full share (a "Share") of common stock of each series of the Company listed above (each, a "Fund" and collectively, the "Funds") is entitled to one vote and any fractional Share is entitled to a fractional vote, with no Shares having cumulative voting rights. Exhibit A sets forth the number of Shares of each Fund issued and outstanding as of the Record Date. The number of full and fractional votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

   The following table identifies each Proposal and the Funds to which each Proposal applies.

 Proposal                                    Funds to which Proposal Applies
 --------                                    -------------------------------

 1. Approval of a change in certain        Salomon Brothers Variable High Yield
    Funds' investment objectives.          Bond Fund and Salomon Brothers
                                           Variable Strategic Bond Fund, voting
                                           separately

 2. Approval of reclassification of each   Each Fund, voting separately
    Fund's investment objective(s) from
    a fundamental to a non-fundamental
    policy.

 3. Other businesses that may properly     All Funds
    come before the Meeting or any
    adjournment(s) or postponement(s)
    thereof.

   A quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding Shares of the Company entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies. Any such adjournment or postponement will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

   Contract Owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by telephone: dial the toll-free number listed on the proxy card. You will need the control number located on the proxy card; (3) by Internet: access the website listed on the proxy card. You will need the control number located on the proxy card; and (4) by fax: dial the toll-free number listed on the proxy card. You will need the control number located on the proxy card. If the Company records votes by telephone, fax or over the Internet, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by fax or over the Internet may be revoked at any time, before they are voted as described below.

   Any stockholder of the Company giving a proxy has the power to revoke it by submitting a written notice of revocation to the Company or by attending the Meeting and voting in person. Contract Owners may revoke previously submitted voting instructions given to an Insurance Company at any time prior to the Meeting by submitting to the Insurance Company a written notice of revocation. All properly executed proxies and voting instruction forms received in time for the Meeting will be voted as specified on the proxy or voting instruction form or, if no specification is made, in favor of the Proposals referred to in this proxy statement.

   Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in the Company and the denominator of which is the total number of units of the Company outstanding on the Record Date. Units reflect the Contract Owner's participation in the Variable Contracts, while Shares reflect an Insurance Company's ownership interest in the Company. The value of units is based on the net asset value of each of the underlying funds adjusted for separate account fees. If proper instructions are not received timely by 3:00 p.m. on April 10, 2003 from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their Insurance Company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an Insurance Company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions. Holders of record of the Shares of the Company at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Meeting.

   The principal executive office of the Company is located at 125 Broad Street, New York, New York 10004.

   Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, serves as investment manager to each of the Funds. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

                                  PROPOSAL 1:

    FOR SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND AND SALOMON BROTHERS
     VARIABLE STRATEGIC BOND FUND, THE APPROVAL OF A CHANGE IN EACH FUND'S
                             INVESTMENT OBJECTIVES

   The Board is submitting for approval by stockholders of Salomon Brothers Variable High Yield Bond Fund and Salomon Brothers Variable Strategic Bond Fund the following Proposal to change the investment objectives of the Funds. For the reasons descried below, the Board has approved the proposed changes. The Board believes that the proposed changes are in the best interests of stockholders and recommends that stockholders vote in favor of the changes. Currently, the investment objectives of the Funds are fundamental policies that cannot be changed without shareholder approval. See the Proposal to reclassify the investment objective(s) of each Fund as set forth below in Proposal 2.

   The current investment objectives for Salomon Brothers Variable High Yield Bond Fund are:

      "The fund seeks to maximize current income. As a secondary objective, the fund seeks capital appreciation."

   The current investment objectives for Salomon Brothers Variable Strategic Bond Fund are:

      "The fund seeks a high level of current income. As a secondary objective, the fund seeks capital appreciation."

   The Board has approved and recommends that the stockholders of each Fund approve changing their Fund's investment objectives to:

      "The fund seeks to maximize total return, consistent with the preservation of capital."

   SBAM believes that the change will provide it with additional flexibility in making investment decisions to take advantage of opportunities to invest in instruments for potential capital appreciation instead of focusing primarily on the current income potential of the investment. Under the current investment objectives, the primary consideration for each of the Funds is to provide high current income. Thus, an issuer's ability to pay income is usually a major factor in making investment decisions and determining portfolio composition. Investing for total return will allow SBAM, when selecting securities for the Funds, to place more emphasis on additional factors, such as appreciation and overall return potential. SBAM believes that at certain times, a fixed income security's price appreciation can be a more important component of return than its yield. In addition, SBAM's view is that during periods of heightened market volatility, lower yielding securities can often provide a higher degree of price stability than higher yielding securities.

   Neither the Board nor SBAM believes that these changes in the investment objectives of each of the Funds will result in material changes to the Fund's principal investment strategies, credit quality standards or average maturity range. It is anticipated that the changes in investment objectives will not result in increased portfolio turnover or related transaction costs. In addition, each of the Funds will continue to pay monthly dividends, the rate of which is expected to fluctuate. If capital appreciation were to become a significant focus of a Fund, however, the benefits associated with seeking capital appreciation could be balanced by the following factors, among others:
(i) distributions of income to stockholders could be reduced due to the Fund's decreased investment in higher income-producing securities and increased attention to capital appreciation; and (ii) the Fund's investments may be affected by issuer and market developments to a greater extent than are the Fund's current investments; this could cause the Fund to experience greater fluctuations in the value of its portfolio holdings. However, as indicated, there is no expectation that the Funds' investment strategies will shift in any material respect in the foreseeable future. As a result, the Directors and SBAM do not currently anticipate any increased risks associated with these changes in the Funds' investment objectives.

   For these reasons, the Board believes that the proposed changes to the investment objectives are in the best interests of stockholders of each of the Funds and recommends that the stockholders approve the Proposal. If approved by stockholders it is anticipated that the changes to the Funds' investment objectives will be implemented and take effect on or about April 30, 2003.

   If Proposal 1 is not approved by the Funds' stockholders but Proposal 2 (the approval of the reclassification of the investment objectives from a fundamental to a non-fundamental policy, as described below) is approved by the Funds' stockholders, the Board of Directors may in the future change the investment objective(s) of any of the Funds, including the investment objectives of Salomon Brothers Variable High Yield Bond Fund and Salomon Brothers Variable Strategic Bond Fund as described above. Stockholder approval would not be required to make such a change.

Required Vote

   As provided by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of a change to a Fund's investment objective will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding Shares of the Fund. For this purpose, abstentions will be counted as Shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal. Stockholders of each Fund must separately approve the Proposal with respect to their Fund.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT EACH FUND'S STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

                                  PROPOSAL 2:

            FOR EACH FUND, THE APPROVAL OF THE RECLASSIFICATION OF
                THE INVESTMENT OBJECTIVE(S) FROM A FUNDAMENTAL
                          TO A NON-FUNDAMENTAL POLICY

   The Board is submitting for approval by stockholders of each of the Funds, a Proposal to reclassify the investment objective(s) of the Fund from a fundamental policy to a non-fundamental policy.

   A fundamental investment objective may be changed only by vote of a Fund's stockholders. Under the 1940 Act, however, a Fund's investment objective is not required to be classified as "fundamental." Nevertheless, each of the Funds established fundamental investment objectives in response to then current regulatory practices. In order to provide SBAM with enhanced investment management flexibility to respond to market, industry or regulatory changes, SBAM proposed, and the Board of Directors approved, the reclassification of the investment objective(s) of each of the Funds from fundamental to non-fundamental. A non-fundamental investment objective may be changed at any time by the Board of Directors but without the costs, expenses and time delay associated with obtaining stockholder approval.

   If this Proposal is approved, the investment objective(s) of each of the Funds will become non-fundamental. Approval of this Proposal is not conditioned upon approval of Proposal 1 with respect to changing the investment objectives of certain Funds. Except as set forth in Proposal 1, there is no present intention to change the investment objective(s) of any of the Funds. If at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective(s), stockholders of the Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, stockholders would not be asked to approve such change.

   If the reclassification of any Fund's investment objective(s) from fundamental to non-fundamental is not approved by stockholders of a Fund, the Fund's investment objective(s) will remain fundamental and stockholder approval will continue to be required prior to any change in the investment objective(s) for the Fund.

   The Directors have considered the enhanced flexibility anticipated by management to respond to market, industry or regulatory changes that would inure to each of the Funds if its fundamental investment objective(s) were reclassified as non-fundamental. Therefore, the Board of Directors voted to recommend to stockholders the approval of the reclassification of the investment objective(s) of each of the Funds currently classified as fundamental to non-fundamental.

   It is anticipated that once the Proposal is approved by the stockholders of a Fund, the Proposal will be implemented as soon as practicable.

Required Vote

   As provided by the 1940 Act, approval of a change to a Fund's investment objective will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding Shares of the Fund. For this purpose, abstentions will be counted as Shares present at the Meeting for quorum purposes, but not voting, and thus will have the same effect as votes cast against the Proposal. Stockholders of each Fund must separately approve the Proposal with respect to their Fund.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT EACH FUND'S STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

                            ADDITIONAL INFORMATION

Other Information relating to the Company

   Citigroup Asset Management Limited ("CAM Ltd."), an affiliate of SBAM, provides subadvisory services to SBAM in connection with Salomon Brothers Variable Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. CAM Ltd.'s principal address is Victoria Plaza, Citigroup Centre, Canada Square, London E14 5LB, United Kingdom. Smith Barney Fund Management LLC serves as administrator to the Funds. Its principal address is 125 Broad Street, New York, NY 10004. Salomon Smith Barney Inc. serves as the distributor of each of the Funds. Its principal address is 388 Greenwich Street, New York, New York 10013.

Beneficial Ownership

   Exhibit B contains information about the beneficial ownership by stockholders of 5% or more of each Fund's outstanding Shares, as of March 10, 2003. Because all Shares of the Company are owned of record by Variable Contracts as of the Record Date, the Directors and officers of the Company, individually and as a group, owned none of the Company's outstanding Shares.

Stockholder Proposals

   The Company is not required, and does not intend, to hold regularly scheduled annual meetings of stockholders. Stockholders and Contract Owners wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposal to the Secretary of the Company at 300 First Stamford Place, Fourth Floor, Stamford, CT 06902, in order that they are received within a reasonable time before any such meeting.

Annual and Semi-Annual Reports to Stockholders

   The Company will furnish, without charge, a copy of the Funds' most recent annual report to a stockholder or Contract Owner of a Fund upon request. Any such request should be directed to SBAM at 1-800-SALOMON.

Other Business

   The Board of Directors does not know of any other matter which may come before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy card to vote thereon in accordance with their judgment.

Expenses of Proxy Solicitation

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Company. Proxies may also be solicited personally by officers of the Company and by regular employees of SBAM or their respective affiliates, or other representatives or agents of the Company or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Company for out-of-pocket expenses incurred in this connection.

   The costs of the proxy solicitation to be borne by each of the Funds are estimated to be: $48,000 for Salomon Brothers Variable Capital Fund; $4,000 for Salomon Brothers Variable High Yield Bond Fund; $50,000 for Salomon Brothers Variable Investors Fund; $3,000 for Salomon Brothers Variable Large Cap Growth Fund; $5,000 for Salomon Brothers Variable Small Cap Growth Fund; $15,000 for Salomon Brothers Variable Strategic Bond Fund; and $15,000 for Salomon Brothers Variable Total Return Fund.

March 14, 2003

                                   EXHIBIT A

              NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF THE
                      CLOSE OF BUSINESS ON MARCH 10, 2003

                                                                     Number of Shares
Fund                                                                   Outstanding
----                                                                 ----------------
(i)   Salomon Brothers Variable Capital Fund........................  15,408,570.822
(ii)  Salomon Brothers Variable High Yield Bond Fund................   2,787,203.735
(iii) Salomon Brothers Variable Investors Fund......................  21,573,473.414
(iv)  Salomon Brothers Variable Large Cap Growth Fund...............     124,219.085
(v)   Salomon Brothers Variable Small Cap Growth Fund...............   1,922,042.611
(vi)  Salomon Brothers Variable Strategic Bond Fund.................   8,046,335.876
(vii) Salomon Brothers Variable Total Return Fund...................   8,472,397.212

                                   EXHIBIT B

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

   As of March 10, 2003, the following stockholders were known to the Company to own beneficially 5% or more of the Shares of a Fund.


         Salomon Brothers Variable Capital Fund
                                                         Percentage of
                Name and Address of           Shares      Outstanding
                  Beneficial Owner            Owned       Fund Shares
                  --------------              ------      ----------

         The Travelers Insurance Co....... 6,140,307.441    39.7801%
         Attn: Shareholder Accounting 6MS
         One Tower Square
         Hartford, CT 06183

         The Travelers Insurance Co....... 5,080,508.075    32.9142%
         Attn: Shareholder Accounting 6MS
         One Tower Square
         Hartford, CT 06183

         Nationwide Insurance Co..........   971,447.186     6.2935%
         NWVA8
         c/o IPO Portfolio Accounting
         PO Box 182029
         Columbus, OH 43218-2029

         Ohio National Life Co............   806,130.872     5.2225%
         Attn: Dennis Taney
         PO Box 237
         Cincinnati, OH 45201-0237

         Salomon Brothers Variable High Yield Bond Fund
                                                         Percentage of
                Name and Address of           Shares      Outstanding
                  Beneficial Owner            Owned       Fund Shares
                  --------------              ------      ----------

         The Travelers Insurance Co....... 1,169,879.214    42.0223%
         Attn: Shareholder Accounting 6MS
         One Tower Square
         Hartford, CT 06183

         The Travelers Insurance Co....... 1,113,489.814    39.9968%
         Attn: Shareholder Accounting 6MS
         One Tower Square
         Hartford, CT 06183

         Nationwide Insurance Co..........   260,398.896     9.3536%
         NWVA8
         c/o IPO Portfolio Accounting
         PO Box 182029
         Columbus, OH 43218-2029

         First Citicorp Life Insurance Co.   165,374.030     5.9403%
         c/o Travelers Life & Annuity Co.
         Attn: Shareholder Accounting 6MS
         One Tower Square
         Hartford, CT 06183


          Salomon Brothers Variable Investors Fund
                                                          Percentage of
                Name and Address of            Shares      Outstanding
                  Beneficial Owner             Owned       Fund Shares
                  --------------               ------      ----------

          The Travelers Insurance Co....... 8,399,911.765    38.9591%
          Attn: Shareholder Accounting 6MS
          One Tower Square
          Hartford, CT 06183

          The Travelers Insurance Co....... 7,051,457.559    32.7049%
          Attn: Shareholder Accounting 6MS
          One Tower Square
          Hartford, CT 06183

          GE Life & Annuity Assurance Co... 4,260,760.256    19.7616%
          (GELAAC)
          Attn: Variable Accounting
          6610 W. Broad Street
          Richmond, VA 23230

          Salomon Brothers Variable Samll Cap Growth Fund
                                                          Percentage of
                Name and Address of            Shares      Outstanding
                  Beneficial Owner             Owned       Fund Shares
                  --------------               ------      ----------

          The Travelers Insurance Co....... 1,436,961.190    74.4453%
          Attn: Shareholder Accounting 6MS
          One Tower Square
          Hartford, CT 06183

          The Travelers Insurance Co.......   493,262.668    25.5547%
          Attn: Shareholder Accounting 6MS
          One Tower Square
          Hartford, CT 06183


          Salomon Brothers Variable Strategic Bond Fund
                                                         Percentage of
                Name and Address of           Shares      Outstanding
                  Beneficial Owner            Owned       Fund Shares
                  --------------              ------      ----------

          GE Life & Annuity Assurance Co.. 4,975,479.958    61.5409%
          (GELAAC)
          Attn: Variable Accounting
          6610 W. Broad Street
          Richmond, VA 23230

          The Travelers Insurance Co...... 2,147,233.915    26.5588%
          Attn: Shareholder Accounting 6MS
          One Tower Square
          Hartford, CT 06183

          The Travelers Insurance Co......   604,860.416     7.4814%
          Attn: Shareholder Accounting 6MS
          One Tower Square
          Hartford, CT 06183

          Salomon Brothers Variable Total Return Fund
                                                         Percentage of
                Name and Address of           Shares      Outstanding
                  Beneficial Owner            Owned       Fund Shares
                  --------------              ------      ----------

          The Travelers Insurance Co...... 4,831,201.892    56.9553%
          Attn: Shareholder Accounting 6MS
          One Tower Square
          Hartford, CT 06183

          GE Life & Annuity Assurance Co.. 1,768,091.395    20.8441%
          (GELAAC)
          Attn: Variable Accounting
          6610 W. Broad Street
          Richmond, VA 23230

          Ohio National Life Co...........   611,790.118     7.2124%
          Attn: Dennis Taney
          PO Box 237
          Cincinnati, OH 45201-0237

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Instead of returning the proxy card you may:
   VOTE VIA INTERNET: WWW.PROXYWEB.COM

FUND NAME PRINTS HERE

SPECIAL MEETING OF STOCKHOLDERS - APRIL 11, 2003
This proxy is Solicited on Behalf of the Directors


The undersigned hereby appoints R. Jay Gerken, Robert A. Vegliante, Lewis E. Diadone and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at a Special Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc (the "Company") to be held at the Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor, Conference Room, on Friday, April 11, 2003, at 3:00 p.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement dated March 14, 2003 and upon all other matters properly coming before said Meeting.


Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each a "Contract") instructs the voting of the Company shares attributable to his or her Contract.

                                       This proxy will serve as the voting
                                       instruction form by which the
                                       undersigned owner of a variable
                                       annuity or variable life insurance
                                       contract (each a "Contract")
                                       instructs the voting of the Company
                                       shares attributable to his or her
                                       Contract.

                                       Dated: ______________________, 2003



                                ------------------------------------------------
                                Signature                   (Please sign in box)

                                Please Sign, Date and Return this Proxy Promptly
                                          Using the Enclosed Envelope.


                                NOTE: Please sign your name exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                                                         SB-PRXY

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

1. The approval of a change in the following Fund's investment objectives.

   (a) Salomon Brothers Variable High Yield Bond Fund

     FOR [_]                  AGAINST [_]                            ABSTAIN [_]

   (b) Salomon Brothers Variable Strategic Bond Fund

     FOR [_]                  AGAINST [_]                            ABSTAIN [_]

2. The approval of the reclassification of the investment objective(s) from a fundamental to a non-fundamental policy for each Fund.

   Funds: (01) Salomon Brothers Variable Capital Fund, (02) Salomon Brothers
          Variable High Yield Bond Fund, (03) Salomon Brothers Variable Investors Fund, (04) Salomon Brothers Variable Large Cap Growth Fund,
          (05) Salomon Brothers Variable Small Cap Growth Fund, (06) Salomon Brothers Variable Strategic Bond Fund, (07) Salomon Brothers Variable Total Return Fund

   Instructions: To withhold authority to vote with respect to any individual fund(s), mark the "EXCEPTIONS" box and write the name(s) of the fund(s) in the space provided below.

   -----------------------------------------------------------------------------

     FOR ALL [_]                   WITHHOLD [_]                   EXCEPTIONS [_]
                                   FOR ALL

3. In the discretion of the persons named as proxies. Upon any other business that may properly come before the Meeting.


             Please mark the box at right if you plan to attend. [_]




                          PLEASE SIGN ON REVERSE SIDE                    SB-PRXY

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                                    Instead of returning the proxy card you may:
                                        VOTE VIA INTERNET: WWW.PROXYWEB.COM



INSURANCE COMPANY NAME PRINTS HERE           SPECIAL MEETING OF STOCKHOLDERS -
FUND NAME PRINTS HERE                        APRIL 11, 2003

This Voting Instruction Card is solicited by the above-referenced insurance company (the "Company") for its contractholders and contract participants who hold accumulation unit values in the Separate Account of the Company that invest in the above named Fund of Salomon Brothers Variable Series Funds Inc (the "Fund") and who are entitled to instruct the Company on how to vote shares held by the Separate Account.

The undersigned contractholder or participant instructs the Company to vote, at the Annual Meeting of Stockholders of the Fund scheduled for April 11, 2003 at 3:00 p.m., Eastern time, and at any adjournments or postponements thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. The undersigned acknowledges receipt of the Fund's Notice of Annual Meeting and Proxy Statement.

If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the Fund attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund actually received from participants and contractholders in the Separate Account.


                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENCLOSED ENVELOPE.
                                              NO POSTAGE IS REQUIRED.

                                         Dated______________________ ,2003



                           Signature(s) of Shareholder(s)   (Please sign in box)

                           NOTE: Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                                                          SB-VIC

 Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.


 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.


                                                        FOR   AGAINST   ABSTAIN

1.   The approval of a change in the
     following Fund's investment objectives.

     (a) Salomon Brothers Variable High Yield Bond Fund  [ ]    [ ]       [ ]

     (b) Salomon Brothers Variable Strategic Bond Fund   [ ]    [ ]       [ ]

2. The approval of the reclassification of the investment objective(s) from a fundamental to a non-fundamental policy for each Fund.

                                                   FOR ALL  WITHHOLD  EXCEPTIONS
     Funds: (01) Salomon Brothers Variable Capital          FOR ALL
            Fund, (02) Salomon Brothers Variable
            High Yield Bond Fund, (03) Salomon       [ ]      [ ]        [ ]
            Brothers Variable Investors Fund,
            (04) Salomon Brothers Variable Large
            Cap Growth Fund, (05) Salomon Brothers
            Variable Small Cap Growth Fund,
            (06)Salomon Brothers Variable Strategic
            Bond Fund, (07) Salomon Brothers
            Variable Total Return Fund

     Instructions: To withhold authority to vote with respect to any individual fund(s), mark the "EXCEPTIONS" box and write the name(s) of the fund(s) in the space provided below.

     --------------------------------------------------------------------------


3. In the discretion of the persons named as proxies. Upon any other business that may properly come before the Meeting.



 Please mark the box at right if you plan to attend.   [ ]

                           PLEASE SIGN ON REVERSE SIDE

                                                                          SB-VIC